Exhibit 10.2.1.8

Execution Copy

AMENDMENT TO WAIVER AGREEMENT

THIS AMENDMENT TO WAIVER AGREEMENT (this “Agreement”) is entered into as of the 4th day of August, 2006, by and among CALPINE CONSTRUCTION FINANCE COMPANY, L.P., a Delaware limited partnership (the “Borrower”), CALPINE HERMISTON, LLC, a Delaware limited liability company (“Calpine LLC”), CPN HERMISTON, LLC, a Delaware limited liability company (“CPN LLC”), and HERMISTON POWER PARTNERSHIP, an Oregon general partnership (the “Hermiston Partnership” and, together with Calpine LLC and CPN LLC, the “Guarantors”), the lenders party hereto (the “Lenders”), and GOLDMAN SACHS CREDIT PARTNERS L.P., as administrative agent (together with its successors in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Sole Lead Arranger entered into a Credit and Guarantee Agreement, dated as of August 14, 2003 (as amended on September 12, 2003, January 13, 2004, March 5, 2004, and March 15, 2006, and as may be further amended from time to time, the “Credit Agreement”), pursuant to which the Borrower borrowed, on a non-recourse basis as described in the Credit Agreement, $385,000,000 in aggregate principal amount of First Priority Senior Secured Institutional Term Loans due 2009;

WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent entered into a Waiver Agreement dated as of June 9, 2006 (the “Waiver Agreement”) pursuant to which the Lenders waived the Specified Defaults (as defined therein); and

WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent desire to amend the Waiver Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Definitions. Unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement

2.            Amendment. Section 4 of the Waiver Agreement is hereby amended to substitute “August 11, 2006” in place of “August 4, 2006” in clause (i) thereof.

3.            Conditions. The effectiveness of Section 2 of this Agreement is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Requisite Lenders):

(a)          the Borrower and the Guarantors named as signatories hereto and the Requisite Lenders shall have executed and delivered to the Administrative Agent their respective counterparts of this Agreement;

(b)          the Borrower shall have paid in cash or other immediately available funds, reimbursement of all outstanding fees and expenses of the Administrative Agent owing under Section 13.02 of the Credit Agreement as well as all other fees owing to the Administrative Agent arising under this Agreement, the Credit Agreement or any other agreement; and

(c)          an amendment to waiver agreement (in form and substance reasonably acceptable to the Administrative Agent) with the Holders of Notes shall have been negotiated and shall become effective concurrently with this Agreement, provided, that any conditions to effectiveness or consideration made available to the Holders of Notes for such agreement shall be made available to the Administrative Agent and the Lenders as conditions to effectiveness of, or as consideration for, this Agreement.

4.            Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to each Lender and the Administrative Agent that (a) this Agreement has been duly authorized, executed and delivered by the Borrower or Guarantor, as applicable, and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of generally applicability relating to or affecting creditors’ rights and to general equity principles; (b) the execution and delivery of this Agreement (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or Guarantor, as applicable, or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Borrower or Guarantor, as applicable, is a party or by which the Borrower or Guarantor, as applicable, is bound; and (c) no Default or Event of Default under the Credit Agreement exists and is continuing.

5.            Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

6.            Continuing Effect of the Waiver Agreement and Credit Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or the Guarantors under the Waiver Agreement or Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Waiver Agreement and Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Waiver Agreement or Credit Agreement in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provision of the Waiver Agreement specifically referred to herein.

7.            Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

8.            Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

9.            Administrative Agent’s Expense. Without limiting any of the Administrative Agent’s rights, or any of the Borrower’s obligations under Section 13.02 of the Credit Agreement, the Borrower hereby agrees to promptly reimburse the Administrative Agent for all reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement or any document, instrument, agreement delivered pursuant to this Agreement.

10.          Preservation of Prior Representations. Notwithstanding anything herein to the contrary, all agreements, admissions, affirmations, representations, ratifications and releases by the Borrower and each Guarantor made in the Waiver Agreement dated March 15, 2006, including, but not limited to, those in Sections 6 and 8 thereof, are expressly confirmed and preserved.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CALPINE CONSTRUCTION FINANCE

COMPANY, L.P.

By:	/s/ Zamir Rauf

Name:  Zamir Rauf

Title:  Vice President

CALPINE HERMISTON, LLC

By:	/s/ Zamir Rauf

Name:  Zamir Rauf

Title:  Vice President

CPN HERMISTON, LLC

By:	/s/ Zamir Rauf

Name:  Zamir Rauf

Title:  Vice President

HERMISTON POWER PARTNERSHIP

By:	/s/ Zamir Rauf

Name:  Zamir Rauf

Title:  Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Administrative Agent, Sole Lead Arranger,

Syndication Agent and a Lender

By:	/s/ Bruce H. Mendelsohn
Name:	Bruce H. Mendelsohn
Title:	Authorized Signatory

CONSENTING LENDER:

NORTHWOODS CAPITAL VI, LIMITED

BY:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

By:	/s/ Bradley Pattelli
Name: Bradley Pattelli
Title: Managing Director

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CONSENTING LENDER:

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:	/s/ Jonathan Weiss
Name: Jonathan Weiss
Title: Authorized Signatory

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CONSENTING LENDER:

CITIBANK, N.A.

By:	/s/ Deborah R. Clark
Name: Deborah R. Clark
Title: Attorney-in-fact

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CONSENTING LENDER:

CDL LOAN FUNDING LLC

By:	/s/ Anthony Severs
Name: Anthony Severs
Title: Authorized Signatory

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CONSENTING LENDER:

CYPRESS POINT TRADING LLC

By:	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

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CONSENTING LENDER:

SEMINOLE FUNDING LLC

By:	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

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CONSENTING LENDER:

WATCHTOWER CLO I PLC

By: Citadel Limited Partnership,

Collateral Manager

By: Citadel Investment Group, LLC,

as General Partner

By:	/s/ Erica L. Tarpey
Name: Erica L. Tarpey
Title: Authorized Signatory

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CONSENTING LENDER:

Grand Central Asset Trust, SIL Series

By:	/s/ Beata Konopko
Name: Beata Konopko
Title: As attorney in fact

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CONSENTING LENDER:

Highland Floating Rate LLC

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

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CONSENTING LENDER:

Atrium CDO

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

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CONSENTING LENDER:

CSAM Funding I

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

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CONSENTING LENDER:

CSAM Funding II

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

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CONSENTING LENDER:

CSAM Funding III

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

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CONSENTING LENDER:

Robson Trust

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

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CONSENTING LENDER:

First Dominion Funding II

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

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CONSENTING LENDER:

THE FOOTHILL GROUP INC.

By:	/s/ Dennis R. Ascher
Name: Dennis R. Ascher
Title: Sr. VP

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CONSENTING LENDER:

Highland Floating Rate Advantage Fund

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

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CONSENTING LENDER:

ELF Funding Trust I

By: Highland Capital Management, L.P., As

Collateral Manager

By: Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name: Chad Schramek
Title: Assistant Treasurer,
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

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CONSENTING LENDER:

CONTINENTAL CASUALTY COMPANY

By:	/s/ Marilou R. McGirr
Name: Marilou R. McGirr
Title: Vice President and Assistant Treasurer

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CONSENTING LENDER:

MEDTRONIC INC. RETIREMENT

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

NEW JERSEY TRANSIT

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

THE NORTHERN CALIFORNIA NEWS MEDIA

GUILD RETIREMENT PLAN

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

ADVENTIST HEALTH SYSTEM

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

ILLINOIS STATE UNIVERSITIES

RETIREMENT SYSTEM

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

METROPOLITAN WEST

TOTAL RETURN BOND FUND

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: Treasurer

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CONSENTING LENDER:

METROPOLITAN WEST HIGH YIELD BOND

FUND

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: Treasurer

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CONSENTING LENDER:

WESTGATE STRATEGIC INCOME FUND

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: Director

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CONSENTING LENDER:

SEI INSTITUTIONAL INVESTMENT TRUST

HIGH YIELD

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

SEI GLOBAL MASTER FUND HIGH YIELD

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

SEI INSTITUTIONAL MANAGED TRUST HIGH

YIELD BOND FUND

By:	/s/ Joseph D. Hattesohl
Name: Joseph D. Hattesohl
Title: CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

WATERVILLE FUNDING LLC

By:	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

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CONSENTING LENDER:

THE FOOTHILL GROUP, INC.

By:	/s/ Dennis R. Ascher
Name: Dennis R. Ascher
Title: Sr. VP

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CONSENTING LENDER:

REDWOOD CAPITAL

By:	/s/ Jonathan Koraten
Name: Jonathan Koraten
Title: Redwood Master Fund, Ltd. Director

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CONSENTING LENDER:

FIELD POINT I, LTD.

By:	/s/ Richard Petrilli
Name: Richard Petrilli
Title: Authorized Signatory

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CONSENTING LENDER:

FIELD POINT II, LTD.

By:	/s/ Richard Petrilli
Name: Richard Petrilli
Title: Authorized Signatory

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CONSENTING LENDER:

SIL Loan Funding

By:	/s/ Jose Mayorga
Name: Jose Mayorga
Title: Officer

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CONSENTING LENDER:

SIL Loan Funding

By:	/s/ Jose Mayorga
Name: Jose Mayorga
Title: Officer

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CONSENTING LENDER:

SPCP GROUP, L.L.C.

By:	/s/ Richard Petrilli
Name: Richard Petrilli
Title: Authorized Signatory

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CONSENTING LENDER:

Stonehill Institutional Partners, L.P.

By:	/s/ Wayne Teetsel
Name: Wayne Teetsel
Title: General Partner

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CONSENTING LENDER:

Stonehill Offshore Partners, LLC

By:	/s/ Wayne Teetsel
Name: Wayne Teetsel
Title: Managing Member

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CONSENTING LENDER:

KINGS CROSS ASSET FUNDING 3 SARC

By:	/s/ Helena Lewtschenko
Name: Helena Lewtschenko
Title: Authorized Signatory

By:	/s/ John Kane
Name: John Kane
Title: Authorized Signatory

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CONSENTING LENDER:

Grand Central Asset Trust, KMT Series

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

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